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                                                                      Exhibit 24


                               POWER OF ATTORNEY

                             SOUTHWEST AIRLINES CO.

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of SOUTHWEST AIRLINES CO., a Texas corporation, does hereby make, constitute, and appoint, HERBERT D. KELLEHER, GARY C. KELLY and DEBORAH ACKERMAN, and each of them acting individually, his true and lawful attorney with power to act one without the others and with full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, (i) a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and Rule 415 thereunder and (ii) any other documents in support thereof or supplemental thereto, with respect to an issue by the Company of (a) Pass Through Certificates and/or other secured debt obligations and (b) debenture, notes and/or other debt obligations in an aggregate amount up to $400,000,000 (public offering price), and (iii) any and all amendments thereto, hereby granting to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing and as the undersigned might or could do personally or in the capacity or capacities as aforesaid, and hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand as of this 3rd day of May, 1995.


/s/ Samuel E. Barshop                                       /s/ Gene H. Bishop
- ---------------------------------------------               ---------------------------------------
Samuel E. Barshop                                           Gene H. Bishop


                                                            /s/ Herbert D. Kelleher
- ---------------------------------------------               ---------------------------------------
William P. Hobby, Jr.                                       Herbert D. Kelleher


/s/ Rollin W. King                                          /s/ Travis C. Johnson
- ---------------------------------------------               ---------------------------------------
Rollin W. King                                              Travis C. Johnson


/s/ Walter M. Mischer, Sr.
- ---------------------------------------------               ---------------------------------------
Walter M. Mischer, Sr.                                      June M. Morris



- ---------------------------------------------
C. Webb Crockett